UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF NEW YORK
-----------------------------------X
In re:                                                        Chapter 11
                                                  Case No. 899-83790-511

ALCOHOL SENSORS INTERNATIONAL, LTD.,              ORDER SCHEDULING HEARING
                                                  TO CONSIDER APPROVAL
                                                  OF A POST-PETITION
                                                  FINANCING AGREEMENT
                                                  WITH ACQUISITION FUNDING, LLC
                 Debtor.
-----------------------------------X

     Upon the annexed application (the "Application") of Alcohol Sensors International, Ltd., debtor and debtor-in-possession (the "Debtor"), for entry of an order pursuant to section 364(c) of the Bankruptcy Code (the "Code") and Rule 4001(c) of the Federal Rules of Bankruptcy Procedure, to schedule a preliminary and final hearing to consider the proposed financing order (the "Proposed Financing Order") annexed as Exhibit "A" to the Application, pursuant to which the Debtor proposes to ratify, assume, adopt and amend a certain pre-petition financing, loan and security agreement (the "Pre-Petition Agreement") by and between the Debtor and Acquisition Funding, LLC ("AFL"), in accordance with a certain ratification and amendment agreement, which together with the Pre-Petition Agreements shall be referred to hereinafter collectively as the Financing Agreements, annexed as Exhibit "B" to the Application, pursuant to which AFL shall make loans, advances and other financial accommodations to the Debtor, all as more fully set forth in the Application, it is

     ORDERED, that (i) a preliminary hearing (the "Preliminary Hearing") shall be held before the undersigned bankruptcy judge on May 25, 1999 at 2 o'clock in the afternoon of said day at the United States Bankruptcy Court, 601 Veterans Memorial Highway, Hauppauge, NY 11788 to consider the Application for entry of an order authorizing the Debtor to obtain postpetition financing in accordance with the Financing Agreements, as approved by the Proposed Financing Order, (ii) pending the Preliminary Hearing, the Proposed Financing Order is approved in all respects, except that pending the interim hearing (1) no superpriority status to AFL's claim shall be granted, and (2) no exit fee shall be granted and AFL shall be entitled to the full benefits and protections of such Order with respect to any advances made by AFL from the date hereof through and including the date of the Preliminary Hearing, and (iii) in accordance with the Financing Agreements and the Proposed Financing Order, AFL is hereby authorized to make loans, advances and other financial accommodations to the Debtor in an amount not to exceed $45,000 and such advances shall be secured by the liens, security interests and super-priority claims granted under the Proposed Financing Order, subject to the Carveout, as defined in the Financing Order, and it is further

     ORDERED, that a final hearing (the "Final Hearing") on the Application is hereby scheduled for June 7, 1999 at 1:30 o'clock in the afternoon of said day, and it is further

     ORDERED, that service by hand delivery or an overnight mail service of this order scheduling hearing, the Application, the Financing Agreement and the Proposed Financing Order upon AFL, c/o Law Offices of Donald T. Rave, 11 The Plaza, Locust Valley, New York 11560, special corporate counsel for the Debtor, Ruskin, Moscou, Evans & Faltischek, 170 Old Country Road, Mineola, NY 11501,
Attn: Jeffrey Wurst, Esq., the twenty (20) largest unsecured creditors of the Debtor, all other creditors known to the Debtor to assert liens against the Debtor's assets, the United States Trustee, 825 East Gate Blvd., Garden City, NY 11530, and all parties having filed a notice of appearance in this case, on or before May 10, 1999 shall be deemed good and sufficient notice of the Preliminary Hearing and the Final Hearing, this Application and the relief requested therein, pursuant to Bankruptcy Rule 4001, and it is further

     ORDERED, that responsive papers, if any, at the Preliminary Hearing and the Final Hearing shall be set forth in writing, and served on bankruptcy counsel for the Debtor, Marilyn Simon & Associates, 200 Park Avenue South, New York, NY 10003-1503, Attn: Marilyn Simon, Esq., special corporate counsel for the Debtor, Ruskin, Moscou, Evans & Faltischek, 170 Old Country Road, Mineola, NY 11501, attn: Jeffrey Wurst, Esq., attorneys for AFL, Law Offices of Donald T. Rave, 11 The Plaza, Locust Valley, New York 11560, the Office of the United States Trustee, 825 East Gate Blvd., Garden City, NY 11530 and filed with the Court in Hauppauge (with a copy to chambers) so as to be received no later than May 20, 1999 and June 2, 1999, respectively.

Dated:  Hauppauge,  New York
        May 10, 1999

                                        s/Melanie L. Cyganowski
                                        -----------------------
                                        UNITED STATES BANKRUPTCY JUDGE

         Proof of service of this order must be filed by May 14, 1999. Debtor's attorney and/or the proposed financing lender are directed to serve and file a memorandum of law addressed to the issues raised by the request for an exit fee, no later than May 19, 1999.

                                        s/ Melanie L. Cyganowski
                                        ------------------------

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF NEW YORK
-----------------------------------X
In re:                                                  Chapter 11
                                                        Case No.

ALCOHOL SENSORS INTERNATIONAL, LTD.,                    APPLICATION


                           Debtor.
-----------------------------------X

TO THE HONORABLE UNITED STATES
BANKRUPTCY JUDGE IN THIS PROCEEDING:

     The application of Alcohol Sensors International, Ltd., debtor and debtor in possession (the "Debtor") respectfully represents:

     1. Heretofore, the Debtor filed a petition for reorganization under chapter 11, 301 of the Bankruptcy Code (the "Code") and automatically remained in possession of its assets and property as well as the operation of its business, pursuant to 1107 and 1108 of the Code. No trustee or examiner has been appointed.

     2. The Debtor is a New York corporation in the business of designing, marketing and selling electronic motor vehicle after-market safety products, including a patent-pending line of breath alcohol ignition interlock devices ("BAIID") under the Sens-O-Lock name. The Sens-O-Lock BAIID is designed to detect, evaluate and assist in the prevention of an alcohol impaired driver operating a vehicle. The Debtor also markets and sells, under the Weather Eye brand name, a line of modular products designed to automatically engage and adjust the headlights and taillights of automobiles depending upon the weather and sunlight conditions.

     3. Prior to the filing of this case, the Debtor financed its operations through secured loans and advances made available by Acquisition Funding, LLC ("AFL"), under a loan and security agreement dated April 30, 1999 pursuant to which AFL made available to the Debtor a credit facility in an amount not to exceed $1,000,000. Such loans are secured by accounts receivable, inventory, furniture and fixtures, machinery and equipment, leasehold interests, and general intangibles (including licenses, patents, trade names, trademarks and tax refunds) (collectively, the "Pre-Petition Collateral"). The value of the Pre-Petition Collateral approximates $337,852 estimated as follows:

                  Accounts receivable                                 0.00
                  Inventory                                     311,682.87
                  Interests in Patents Pending                undetermined
                  Fixed assets                                   26,169.66

     Prepetition advances by AFL against the Pre-Petition Collateral aggregate $147,000, inclusive of the $50,000 retainer advanced to Debtor's bankruptcy counsel and the $65,000 retainer advanced to Debtors special corporate counsel.

     4. Simultaneously with the commencement of the case, the Debtor filed a plan of reorganization (the "Plan") and disclosure statement pursuant to which AFL shall acquire ninety-four (94%) percent of the equity interests in the Debtor and fund a distribution to creditors in accordance with the priorities of the Code.

     5. The Debtor requires an immediate infusion of cash in order to continue to operate, make payroll and obtain other services. The Debtor believes that the financing available through AFL, as described in paragraph 7 hereof, will give the Debtor sufficient capital to continue to operate.

     6. AFL has agreed to continue to make loans, advances and other accommodations to the Debtor in accordance with certain a certain pre-petition financing, loan and security agreement (the "Pre-Petition Agreement") by and between the Debtor and AFL, as ratified, assumed, adopted and amended by a certain ratification and amendment agreement (the "Ratification Agreement"). The Pre-Petition Agreement and Ratification Agreement shall be referred to hereinafter collectively as the Financing Agreements, as annexed as Exhibit "B" hereto. Annexed hereto as Exhibit "A" is a proposed financing order (the "Proposed Financing Order") under which the parties seek to approve the Financing Agreements.

     7. The Proposed Financing Order and the Financing Agreements contain substantially the following provisions:

     a. AFL, in its sole discretion, shall make advances (the "Advances") to the Debtor in an amount up to $1,000,000 (inclusive of the Pre-Petition Indebtedness). Advances shall bear interest at the rate of eight (8%) percent above the prime rate charged by Citibank from time to time. Said rate of interest is identical to the amount charged by AFL prior to the date on which this case was filed (the "Filing Date").

     b. As security for post-petition advances by AFL, the Debtor shall grant to AFL liens and security interests in and to the Debtor's post-petition assets consisting of all now existing and hereafter acquired personal property, wherever located, and of whatever kind or nature, whether acquired prior to or after the Filing Date, including without limitation, accounts receivable, inventory, furniture and fixtures, machinery and equipment, leasehold interests, general intangibles, patents, patents pending, trade names, trademarks, tax refunds and all property recovered as a result of transfers or obligations avoided under sections 544, 545, 547, 548, 551 and 553 of the Code (the "Post-Petition Collateral"). The grant of the security interests shall be senior to any other interests, subject only to

     (1) liens and security agreements granted AFL under the Pre-Petition Agreements,

     (2) validly perfected pre-petition liens which are superior to AFL's security interests, and not subject to avoidance under the Code,

     (3) the Carve-out, as such term is hereinafter defined.

     c. AFL shall be granted a Super-Priority Claim under ?364(c)(1) of the Code, having priority in right of payment over any and all other obligations, liabilities and indebtedness of the Debtor, now in existence or hereafter incurred by the Debtor and over all administrative expenses or priority claims of a kind specified in or ordered pursuant to sections 326, 330, 331, 503(b), 506(c) or 507(a), subject only to the Carveout.

     d. AFL will receive an exit fee of $45,000 following a default under or other termination of the Financing Agreements, a sale of substantially all of the Debtor's assets, or confirmation of a plan of reorganization which has not been filed by Debtor and approved by AFL.

     e. to the extent the Post-Petition Collateral of the Debtor is insufficient to pay the fees to the Office of the United States Trustee, pursuant to 28 U.S.C. 1930(a) (6) (the "UST Fees") and the reasonable fees and expenses, fixed by orders of this Court, of Marilyn Simon & Associates, bankruptcy counsel retained by the Debtor ("MS&A"), net of any pre-petition retainers paid, the liens, security interests and the Superpriority Claim recognized or granted to AFL under the Financing Agreements or the Proposed Financing Order, shall be junior and subordinate to the claims for UST Fees, without limit and the post-petition claims of MS&A, not to exceed $25,000 in the aggregate (collectively, the "Carveout").

     8. Pending the hearing scheduled by the prefixed order, the Debtor anticipates that it will need to borrow sums from AFL to continue operations, pay necessary expenses including post-petition rent, gross payroll, utilities, make certain purchases and pay other charges. Accordingly, the Debtor believes that it is absolutely essential for its continued operation that the Proposed Financing Order be approved on an interim basis pending the hearing scheduled herein. As set forth in the affidavit pursuant to Local Rule 1007-3, the Debtor will require approximately $105,000 during the first thirty (30) days of operations. It is estimated that, if the hearing to consider the Proposed Financing Order is conducted within the first two (2) weeks after the Filing Date, the following expenses will have to be paid:

                  Gross Payroll                      $13,769.22
                  Rent                               $ 1,354.16
                  Purchases of Product               $10,000.00
                  Operating Overhead                 $20,000.00
                                                      ---------
                                    TOTAL            $45,123.38

     9. Because of the Debtor's essential need for funds under the Proposed Financing Order, the Debtor proposes to send notice of this application by hand delivery or an overnight mail service upon AFL, the twenty (20) largest unsecured creditors of the Debtor, all creditors known to assert liens against the Debtor's assets, all parties having filed a notice of appearance in this case and the United States Trustee. Applicants submit that, under the circumstances, such notice fulfills the requirements of Rules 2002 and 4001 of the Federal Rules of Bankruptcy Procedure. WHEREFORE, the Debtors respectfully request that the Court enter the prefixed order scheduling hearing and for such other and further relief as to this court is just and proper.

Dated:  New York,
New York May 7, 1999

                         ALCOHOL SENSORS INTERNATIONAL, LTD.
                         Debtor and Debtor in Possession

                         By: s/Edward S. Gould
                             -----------------
                             EDWARD S. GOULD, President

MARILYN SIMON & ASSOCIATES
Attorneys for the
Debtor and Debtor in Possession

By:   s/Marilyn Simon
      ---------------
         Marilyn Simon  MS-6537
         200 Park Avenue South
         New York, New York 10003-1503
         (212) 529-4400

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF NEW YORK
-----------------------------------X
In re:                                                 Chapter 11
                                                       Case No.

ALCOHOL SENSORS INTERNATIONAL, LTD.                    ORDER APPROVING
                                                       FINANCING AGREEMENT WITH
                                                       ACQUISITION FUNDING, LLC
                           Debtor.
-----------------------------------X

     The above captioned debtor and debtor in possession (the "Debtor") having moved by order scheduling hearing dated May 10, 1999 (the "Prior Order") pursuant to section 364(c) of the Bankruptcy Code (the "Code") and Rule 4001(c) of the Federal Rules of Bankruptcy Procedure, to ratify, assume, adopt and amend a certain pre-petition financing, loan and security agreement (the "Pre-Petition Agreement") by and between the Debtor and Acquisition Funding, LLC ("AFL"), in accordance with a certain ratification and amendment agreement (the "Ratification Agreement"), which together with the Pre-Petition Agreements shall be referred to hereinafter collectively as the Financing Agreements, annexed as Exhibit "B" to the Application, and notice of the hearing having been given to AFL, the twenty (20) largest unsecured creditors of the Debtor, all creditors known to assert liens against the Debtor's assets, all parties having filed a notice of appearance in this case and the United States Trustee as provided in the Prior Order and a preliminary hearing and final hearing thereon having been held on May 25, 1999 and June 7, 1999, respectively, and upon the record taken before me, after due deliberation and sufficient cause appearing therefor, and

     THE COURT HAVING FOUND and determined that

     1. the Debtor is unable to obtain unsecured credit allowable under section 503(b)(1) of the Code as an administrative expense;

     2. the Debtor is unable to obtain secured credit, except under the terms and conditions provided in this order; and

     3. it is in the best interests of the estate that the Debtor be permitted to enter into the Financing Agreements and, thereby, receive advances to pay for operating expenses including rent, gross payroll, utilities, make certain purchases and pay other charges; it is

     ORDERED, that the Debtor is hereby authorized to enter into and perform the Financing Agreements the terms of which are hereby approved except that the exit fee is void and unenforceable, and it is further

     ORDERED, that the Debtor be, and hereby is, authorized to execute and deliver to AFL the Financing Agreements, including without limitation the Ratification Agreement and such other documents as may be reasonably requested by AFL to effectuate the transactions contemplated thereby, and it is further

     ORDERED, that the Debtor be, and hereby is, authorized to borrow money from time to time from AFL in accordance with and upon the terms and conditions set forth in the Financing Agreements, and AFL is authorized to make such loans, advances and other financial accommodations to the Debtor, and it is further

     ORDERED, that payment to AFL of all indebtedness to AFL incurred by the Debtor after the commencement of the Debtor's proceeding under chapter 11 ("Indebtedness") shall be secured by a first lien and security interest on the Debtor's post-petition assets consisting of all now existing and hereafter acquired personal property, wherever located, and of whatever kind or nature, whether acquired prior to or after the commencement of the chapter 11 case, including without limitation, accounts receivable, inventory, furniture and fixtures, machinery and equipment, leasehold interests, general intangibles, patents, patents pending, trade names, trademarks, tax refunds and all property recovered as a result of transfers or obligations avoided under sections 544, 545, 547, 548, 551 and 553 of the Code (the "Post-Petition Collateral"), and the grant of the security interests shall be senior to any other interests, subject only to;

     a. liens and security agreements granted AFL under the Pre-Petition Agreements,

     b. validly perfected pre-petition liens which are superior to AFL's security interests, and not subject to avoidance under the Code,

     c. the Carve-out, as such term is hereinafter defined, and and it is further


     ORDERED, that to the extent the unsecured assets of the Debtor are insufficient to pay the UST Fees and the reasonable fees and expenses, fixed by orders of this Court, of Marilyn Simon & Associates, bankruptcy counsel retained by the Debtor ("MS&A"), net of any pre-petition retainer paid, the liens, and security interests granted to AFL under the Financing Agreements or this Order, shall be junior and subordinate to (i) the claims for the fees payable to the Office of the United States Trustee, pursuant to 28 U.S.C. 1930(a) (6) (the "UST Fees"), without limit and (ii) the post-petition claims of MS&A, not to exceed $25,000 in the aggregate (collectively, the "Carveout"), and it is further

     ORDERED, that except as provided in the Financing Agreements, the Debtor may not at any time apply for or acquiesce in an application for an order which authorizes (a) under section 363 of the Code, the use, sale or lease of property of the estate in which AFL has a lien, or security interest, or (b) under section 364 of the Code, the obtaining of credit or the incurring of indebtedness (i) secured by a lien or security interest on property which is equal or senior to that possessed by AFL or (ii) entitled to a priority as an administrative expense which is superior to the administration claim AFL has herein, unless AFL shall have consented thereto in writing, and it is further

     ORDERED, that the automatic stay provided for under section 362(a) of the Code be, and hereby is modified to the extent necessary to permit the Debtor to permit the execution and filing of any financing statements or other similar documents which may in AFL's discretion be desirable, though no such filing shall be necessary for perfection of the liens and security interests granted to AFL, and it is further

     ORDERED, that the Debtor is authorized and directed to reimburse AFL for all present and future reasonable costs and expenses incurred by AFL to effectuate the financing transactions contemplated by this Order, including, but not limited to filing fees, reasonable audit and field examination expenses, other costs and expenses, and the reasonable fees of counsel to effectuate and administer said transactions and to enforce AFL's rights hereunder. Copies of such invoices shall be delivered to and reviewed by the committee of unsecured creditors ("Committee"), if appointed, and the office of the United States Trustee, and it is further

     ORDERED, that in the event of the termination of the Financing Agreements by AFL as to future transactions as a result of the occurrence of an event of default thereunder, or the conversion of this case to a case under chapter 7 of the Code, or at any time thereafter, then upon three business day's notice to the Debtor and the Office of the United States Trustee, any chapter 11 trustee that may be appointed, the chairman of the Committee, if appointed, and if there be a counsel to a Committee, then to such counsel, AFL shall be relieved from the automatic stay under section 362 of the Code and shall be permitted to assert its rights as a secured party after default against its collateral, all without further order of this Court; provided, however, nothing contained herein shall limit the rights AFL may then already possess by reason of the financing authorized herein, consisting of notification financing as contemplated by section 9-502 of the Uniform Commercial Code as adopted by the State of New York, and it is further

     ORDERED, that the provisions of this Order shall survive entry of any subsequent order whether the same be an order confirming a chapter 11 plan or for relief under chapter 7 of the Code, and the provisions of this Order, as well as the liens and security interests arising pursuant hereto in favor of AFL, shall continue in this and any subsequent proceeding under the Code and shall be binding on the Debtor's successors and assigns (including any Trustee or other fiduciary hereafter appointed as a legal representative of the Debtor or with respect to property of the Debtor's estate whether in this chapter 11 case or any subsequent chapter 7 case), and such liens and security interests shall maintain their priority as provided for under this Order until all of the Indebtedness is paid in full; and it is further

     ORDERED, that no obligation arising under the Financing Agreements shall be extended or affected by any plan confirmed in this chapter 11 case or by any other action hereafter taken or relief sought in this chapter 11 case, and it is further

     ORDERED,  that AFL shall be  entitled to the full  protection  of 11 U.S.C.
section 364(e), and in the event any or all of the provisions of this Order are hereafter modified, vacated or stayed by subsequent order of this Court or any other Court, such stay, modification or vacatur shall not affect the validity of any indebtedness to AFL incurred pursuant to this Order, and which is incurred prior to the effective date of such stay, modification or vacatur, or the validity and enforceability of any lien, security interest or priority authorized herein with respect to any such debt to AFL; and, notwithstanding such stay, modification or vacatur, any obligations of the Debtor to AFL pursuant to this Order arising prior to the effective date of such stay, modification or vacatur shall be governed in all respects by the original provisions of this Order and AFL shall be entitled to all of its rights, privileges and benefits, including, without limitation, the liens, security interests, priorities and collection rights granted herein to or for the benefit of AFL.

     ORDERED, that all amounts, obligations, debts and liabilities of the Debtor to AFL whether incurred pre-petition or post-petition, shall become immediately due and payable in the event that the present chapter 11 case is dismissed and shall become immediately due in the event the chapter 11 case is converted to a liquidation under chapter 7 of the Code, and it is further

     ORDERED, that if there is any inconsistency between this Order and the Financing Agreements, the terms and provisions of this Order shall control; and it is further

     ORDERED, that the Debtor is authorized and directed to take such steps and execute such instruments or documents as may be necessary to effectuate the terms and conditions hereof.

Dated:   New York, New York
         May   , 1999

                                        ------------------------
                                        UNITED STATES BANKRUPTCY